UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2021

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-35256 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

2055 Gateway Place, #480, San Jose, California (Address of Principal Executive Offices)	95110 (Zip Code)

972-9-952-9696
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Jaclyn Liu, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 per share	DSPG	The NASDAQ Stock Market LLC

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01. OTHER EVENTS

On October 25, 2021, DSP Group, Inc., a Delaware corporation (the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with an Agreement and Plan of Merger (the “Merger Agreement”) the Company entered into with Synaptics Incorporated, a Delaware corporation (“Parent”), and Osprey Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger Sub”), on August 30, 2021. The Merger Agreement provides, subject to its terms and conditions, for the acquisition of the Company by Parent at a price of $22.00 per share of the Company’s common stock, $0.001 par value per share (each, a “Share”), in cash, without interest and subject to deduction for any required withholding tax (the “Merger Consideration”), through the merger of the Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Company’s Board of Directors (the “Board”) has unanimously approved the Merger and the Merger Agreement and recommended that stockholders adopt the Merger Agreement. The special meeting of the stockholders of the Company (the “Special Meeting”) will be held virtually on November 29, 2021, at 1:00 p.m. Pacific Time, to act on the proposal to approve the Merger and adopt the Merger Agreement, as disclosed in the Proxy Statement.

Subject to satisfaction of all terms and conditions to closing as set forth in the Merger Agreement, the Company currently anticipates that the completion of the Merger will occur on or about December 2, 2021.

Between October 14 and November 17, 2021, the following lawsuits were filed against the Company and its directors: (1) Stein v. DSP Group, Inc. et al., 1:21-cv-08474 in the United States District Court for the Southern District of New York; (2) Waterman v. DSP Group, Inc. et al., 1:21-cv-01495 in the United States District Court for the District of Delaware; (3) Stewart v. DSP Group, Inc. et al., 1:21-cv-05948 in the United States District Court for the Eastern District of New York; (4) Wetton v. DSP Group, Inc. et al., 3:21-cv-08484 in the United States District Court for the Northern District of California; (5) Walker v. DSP Group, Inc. et al., 1:21-cv-01578 in the United States District Court for the District of Delaware; (6) Justice v. DSP Group, Inc. et al., 2:21-cv-04923 in the United States District Court for the Eastern District of Pennsylvania; (7) Jones v. DSP Group, Inc. et al., 5:21-cv-08743 in the United States District Court for the Northern District of California; and (8) Smith v. DSP Group, Inc. et al., 1:21-cv-01624 in the United States District Court for the District of Delaware. If additional similar complaints are filed, absent new or different allegations that are material, the Company will not necessarily announce such additional filings.

The complaints each allege that the Preliminary Proxy Statement the Company filed on October 13, 2021 and/or the Proxy Statement omitted material information that rendered them false and misleading. As a result of the alleged omissions, the lawsuits seek to hold the Company and its directors liable for violating Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-9 promulgated thereunder, and additionally seek to hold the Company’s directors liable as control persons pursuant to Section 20(a) of the Exchange Act. The complaints seek, among other relief, an injunction preventing the closing of the Merger, rescission of the Merger Agreement or any of its terms to the extent already implemented, an award of rescissory damages, and an award of attorneys’ and experts’ fees. The Company believes that the lawsuits are without merit and that no supplemental disclosures are required under applicable law. However, in order to avoid nuisance, potential expense and delay from the lawsuits and to provide additional information to the stockholders of the Company, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statement with the disclosures set forth herein. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. The Company specifically takes the position that no further disclosure of any kind is required to supplement the Proxy Statement under applicable law.

Supplement to Proxy Statement

The following supplemental disclosures should be reviewed in conjunction with the disclosures in the Proxy Statement, which should be carefully read in its entirety. To the extent information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. Any defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Paragraph and page references used herein refer to the Proxy Statement before any additions or deletions resulting from the supplemental disclosures. Unless stated otherwise, the revised text in the supplemental disclosures is underlined to highlight the supplemental information being disclosed.

The disclosure in the section entitled “Background of the Merger,” beginning on page 30 of the Proxy Statement, is hereby amended by replacing the fifth paragraph on page 33 with the following:

Between June 9, 2021, and June 13, 2021, representatives of the Company and Synaptics negotiated the mutual non-disclosure and confidentiality agreement. On June 13, 2021, the Company and Synaptics executed the mutual non-disclosure and confidentiality agreement with standstill and customer and employee non-solicitation provisions. By its terms, the standstill provision did not prevent Synaptics from making a competing proposal in the event of a public announcement of a merger with another interested party or the launch of a tender offer by another interested party that was not supported by the Company’s Board.

The disclosure in the section entitled “Background of the Merger,” beginning on page 30 of the Proxy Statement, is hereby amended by replacing the second paragraph on page 34 with the following:

Between June 18, 2021, and June 20, 2021, representatives of the Company and Party A negotiated a mutual non-disclosure and confidentiality agreement. On June 21, 2021, the Company and Party A executed a mutual non-disclosure and confidentiality agreement with standstill and customer and employee non-solicitation provisions. The standstill provision terminated in accordance with its terms upon the public announcement of the Company’s entry into a merger agreement.

The disclosure in the section entitled “Background of the Merger,” beginning on page 30 of the Proxy Statement, is hereby amended by replacing the last paragraph on page 34 with the following:

On June 23, 2021, the Board held a virtual meeting, together with the Company’s management and representatives of Goldman Sachs and MoFo. At the meeting, Mr. Elyakim and other members of management provided the Board with an updated annual operating plan for 2021 that projected increased revenues and EBITDA for fiscal year 2021 in light of strong backlog for products within the Company’s IoAT businesses and tight supply chain management, as well as management’s forecast for fiscal years 2021 through 2026, which incorporated the updated projections reflected in the updated 2021 annual operating plan. The same forecast had been provided to Synaptics for the years 2021 through 2024 on June 16, 2021. The forecast was substantially similar to the forecast that had been presented to and discussed with the Board at prior meetings earlier in the year, reflecting minor updates by management. Following discussion with management, the Board approved the management projections and authorized use of the management projections in connection with the Company’s strategic review, including by Goldman Sachs in its financial analyses. Mr. Elyakim updated the Board on the management presentation made to representatives of Synaptics on June 16, 2021 and the management presentation made to representatives of Party A on June 21, 2021. At the meeting, Goldman Sachs provided an update on the responses by the seven companies that Goldman Sachs had contacted, noting which three companies communicated no interest (Parties C, D and E), two others from whom Goldman Sachs was awaiting a response (Parties F and G), one company that expressed interest and was in the process of negotiating a non-disclosure and confidentiality agreement with the Company (Party B), and one company that executed a non-disclosure and confidentiality agreement and had received a management presentation (Party A). Goldman Sachs also presented its preliminary financial analysis of Synaptics’ proposal. A representative of MoFo reviewed with the Board the fiduciary duties of the directors in connection with the sales process. The Board discussed the potential risks and benefits of continuing to pursue the Company’s operational plan as a standalone company and the potential risks and benefits of engaging in a strategic transaction. The Board further discussed with management of the Company and representatives of Goldman Sachs the appropriate counterproposal to Synaptics. After the representatives of Goldman Sachs left the meeting, and following further discussion and consideration of the advice of Goldman Sachs and MoFo, and after reviewing the Company’s prospects as a standalone company, the Board directed Mr. Elyakim to deliver a counterproposal of $23.50 per share in cash. Management was reminded not to discuss any potential post-closing roles or the terms of any potential post-closing employment involving management of the Company. The Board discussed the need to continue to engage with the other identified parties that might be both interested in, and capable of, acquiring the Company at a price per share equal to or greater than the price offered by Synaptics.

The disclosure in the section entitled “Background of the Merger,” beginning on page 30 of the Proxy Statement, is hereby amended by replacing the fifth paragraph on page 35 with the following:

On June 28, 2021, the Company and Party B executed a mutual non-disclosure and confidentiality agreement with standstill and customer and employee non-solicitation provisions. The standstill provision terminated in accordance with its terms upon the public announcement of the Company’s entry into a merger agreement.

The disclosure in the section entitled “Opinion of the Company’s Financial Advisor,” beginning on page 46 of the Proxy Statement, is hereby amended by replacing the first paragraph on page 49 with the following:

Illustrative Discounted Cash Flow Analysis. Using the management projections, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company.  Using discount rates ranging from 8.0% to 9.0%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2021 (i) estimates of unlevered free cash flow for the Company for the years 2021 through 2026 as described in the section entitled “— Unlevered Free Cash Flow” beginning on page 46, and (ii) a range of illustrative terminal values for the Company, which were calculated by applying perpetuity growth rates ranging from 2.5% to 3.5% to a terminal year estimate of the unlevered free cash flow to be generated by the Company of $43M, as described in the section above entitled “Unlevered Free Cash Flow”~~, as reflected in the management projections~~ (which analysis implied exit terminal year EBITDA multiples ranging from 2.9x to 4.2x). Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally.  The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the management projections and market expectations regarding long-term real growth of gross domestic product and inflation.  Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived above.  Goldman Sachs then added the Company’s current net cash ($129 million, per Company management) to derive a range of illustrative equity values for the Company.  Goldman Sachs then divided the range of illustrative equity values it derived by 25.7 million (which is the number of fully diluted outstanding shares of the Company as of August 27, 2021, as approved by the management of the Company1) to derive a range of illustrative present values per share ranging from $14.90 to $23.80.

1 Fully diluted outstanding shares were calculated using 24.2 million basic shares outstanding plus 1.5 million fully diluted options and restricted stock units. Fully diluted options and restricted stock units were calculated using 1.65 million total restricted stock units, options, performance stock units, and stock appreciation rights applying a weighted average strike price of $1.90 for options and stock appreciation rights using the treasury stock method.

The disclosure in the section entitled “Opinion of the Company’s Financial Advisor,” beginning on page 46 of the Proxy Statement, is hereby amended by replacing the second paragraph on page 49 with the following:

Illustrative Present Value of Future Share Price Analysis.  Goldman Sachs performed an illustrative analysis of the implied present value of the future price per share of the Company common stock, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s financial multiples.  For this analysis, Goldman Sachs used the revenue for fiscal years 2021 to 2024 set forth in the management projections.  Goldman Sachs first multiplied the revenue for fiscal years 2021 to 2024 set forth in the management projections by an illustrative range of enterprise value to forward revenue multiples of 2.0x to 3.0x to determine implied per share future equity values of the Company common stock estimates for each of the fiscal years 2021 to 2024.  These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current enterprise value / next twelve months revenue (which we refer to as EV / NTM Revenue) multiples for the Company and the selected companies (as referenced below under “Selected Companies Analysis”) and the average one- and five-year historical EV / NTM Revenue multiples of the Company and the selected companies (in each case, as described below).  Goldman Sachs then added the assumed amount of the Company’s net cash as of December 31 for each of the fiscal years 2021 to 2024 set forth in the management projections to calculate a range of illustrative equity values for the Company. Goldman Sachs then divided this range of illustrative equity values by the number of the Company’s estimated fully diluted shares as of December 31, adjusted for share repurchases for each of the fiscal years 2021 to 2024, as provided by the management of the Company, to calculate a range of illustrative future equity values per share for the Company. The estimated fully diluted share counts as of December 31 utilized by Goldman Sachs for each of fiscal years 2021, 2022, 2023 and 2024, were, respectively, 25.3 million, 24.9 million, 24.5 million and 24.0 million, which were calculated using information provided by management. These implied per share future equity values for the twelve-month periods ending on December 31, 2021, December 31, 2022, December 31, 2023, and December 31, 2024, respectively, were then discounted to August 27, 2021, using an illustrative discount rate of 8.5%, reflecting an estimate of the Company’s cost of equity Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company as well as certain financial metrics for the United States and Israel financial markets generally.  This analysis resulted in a range of implied present values of $16.90 to $24.20 per share of the Company common stock.

The disclosure in the section entitled “Opinion of the Company’s Financial Advisor,” beginning on page 46 of the Proxy Statement, is hereby amended by adding the following language after the chart that appears on page 50:

Goldman Sachs also reviewed, among other information, the following metrics for each of the selected companies:

	2021E- 2023E Revenue Compound Annual Growth Rate [2]	2019-2021E Revenue Compound Annual Growth Rate	2022E Gross Margin	2022E EBITDA Margin
Cirrus Logic, Inc.	3.0%	29.3%	49.9%	24.7%
Impinj, Inc.	22.3%	18.0%	50.6%	2.4%
Knowles Corporation	6.1%	2.1%	41.0%	24.9%
MaxLinear Inc.	7.7%	171.9%	60.5%	29.4%
Nordic Semiconductor	31.4%	101.1%	48.5%	18.9%
Pixelworks, Inc.	25.0%	(22.0)%	54.5%	N/A
Realtek Semiconductor Corp.	7.3%	69.5%	47.5%	17.4%
Semtech Corporation	10.7%	10.0%	62.4%	30.2%

Additional Information and Where to Find It

In connection with the Merger, the Company filed the Proxy Statement and mailed such materials and a proxy card to each stockholder of record as of October 18, 2021. STOCKHOLDERS OF DSP GROUP ARE URGED TO READ THESE MATERIALS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The Proxy Statement and other relevant materials for the Company’s stockholders in connection with the Merger, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov) or at the Company’s website (http://www.dspg.com) or by writing to the Company at 2055 Gateway Place, San Jose, California 95110, attention Investor Relations.

2 2021E-20221E revenue growth rates were used instead of 2021E-2023E revenue compound annual growth rate, where data for 2023E was unavailable.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company's common stock, as well as their direct and indirect interests in the transaction, are set forth in the Proxy Statement, and subsequent changes made by such persons on Statements of Changes in Ownership on Form 4 filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: November 19, 2021	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer
and Secretary

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